SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2009

Diamond Information Institute, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-149978	22-2935867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Daniel Road East Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 227-3230

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 27, 2009, Board of Directors of the Registrant dismissed Larry O’Donnell, CPA, P.C., its independent registered public account firm. On October 27, 2009, the accounting firm of Maddox Ungar Silberstein, PLLC was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant approved of the dismissal of Larry O’Donnell, CPA, P.C. and the engagement of Maddox Ungar Silberstein, PLLC as its independent auditor.

Larry O’Donnell, CPA, P.C did not produce a report on the Registrant’s financial statements for either of the past two years.  However, the Registrant’s financial statements, which were reviewed Larry O’Donnell, CPA, P.C, in the Registrant’s Form 10-Q for the period ended June 30, 2009, did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s financial statements for the period ended June 30, 2009 contained a going concern qualification.

During the Registrant’s two most recent fiscal years and through October 27, 2009, there were no disagreements with Larry O’Donnell, CPA, P.C whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Larry O’Donnell, CPA, P.C’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registrant’s financial statements.

The Registrant has requested that Larry O’Donnell, CPA, P.C furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On October 27, 2009, the Registrant engaged Maddox Ungar Silberstein, PLLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement and through October 27, 2009, the registrant has not consulted Maddox Ungar Silberstein, PLLC regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

SECTION 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Larry O’Donnell, CPA, P.C, dated November 4, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Information Institute, Inc.

/s/Berge Abajian
Berge Abajian
Chief Executive Officer

Date:         November 4, 2009